Exhibit 10.1
OMRIX BIOPHARMACEUTICALS, INC.
2006 EQUITY INCENTIVE PLAN
FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT
Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms as defined in the Omrix Biopharmaceuticals, Inc. 2006 Equity Incentive Plan (the “Plan”). Please review this Non-Qualified Stock Option Agreement and promptly return a signed copy to the General Counsel of Omrix Biopharmaceuticals, Inc. (the “Company”) or, in the absence of the General Counsel, the Chief Financial Officer of the Company, in order to render the grant effective.
I. NOTICE OF STOCK OPTION GRANT
     [          ] (“Optionee”):
                    You have been granted an option to purchase Stock of the Company, subject to the terms and conditions of the Plan and this Award Agreement, as follows:
Date of Grant
Exercise Price per Share:
Total Number of Shares Granted:
Type of Option:                              Non-Qualified
Term/Expiration Date:
     Vesting Schedule:
     Subject to accelerated vesting as set forth in the Plan, this Option may be exercised, in whole or in part, in accordance with the following schedule:

Portion of Total Grant
Date	Exercisable (Cumulative)
On the first anniversary of the Date of Grant	%

On the second anniversary of the Date of Grant	%

On the third anniversary of the Date of Grant	%

On the fourth anniversary of the Date of Grant	100%

II. AGREEMENT
     A. Grant of Option.
          The Company hereby grants to the Optionee named in the Notice of Grant in Part I of this Award Agreement (the “Notice of Grant”) an Option to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan shall govern.
     B. Exercise of Option.
          (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Award Agreement. Vesting of the Option shall only occur on the vesting dates set forth in the vesting schedule in the Notice of Grant, and there shall be no pro rata vesting of the Option between each such vesting date.
          (b) Method of Exercise. This Option is exercisable by delivery of an option exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the General Counsel of the Company or, in the absence of the General Counsel, the Chief Financial Officer. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price of the Exercised Shares.
          (c) Method of Payment.
     Payment of the aggregate Exercise Price of the Exercised Shares shall be by any of the following, or a combination thereof, at the election of the Optionee:
          (i) cash; or
          (ii) check; or

          (iii) if permitted by the Committee as of the date of exercise of the Option, consideration received by the Company or the broker designated by the Company, as applicable, under a cashless exercise program implemented by the Company in connection with the Plan.
     C. Non-Transferability of Option.
          This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Award Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.
     D. Term of Option/Termination of Employment or Service.
          This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan, including provisions thereof relating to the termination of the Optionee’s services with the Company, and the terms of this Award Agreement.
          If the employment or services of the Optionee is terminated for any reason, and if the Committee does not determine otherwise, any portion of the Option that has not theretofore become vested and exercisable shall be forfeited and shall lapse. Any portion of the Option that has vested as of the date of the Optionee’s termination of service other than for cause shall be exercisable for a period of 90 days following the date of termination. Upon expiration of such 90 day period, any unexercised portion of the Option shall terminate in full and shall lapse. Notwithstanding the foregoing, in no event may the Option be exercised after the Option’s Expiration Date.
     E. Entire Agreement; Governing Law.
          The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee. This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.
F. NO GUARANTEE OF CONTINUED SERVICE.
          OPTlONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING

HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
          By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Optionee has reviewed the Plan and this Award Agreement in their entirety and fully understands all provisions of the Plan and Award Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or the Committee administering the Plan upon any questions relating to the Plan and Award Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE	OMRIX BIOPHARMACEUTICALS,
INC.

Signature	By:

Print Name	Title:

Residence Address

EXHIBIT A
OMRIX BIOPHARMACEUTICALS, INC.
2006 EQUITY INCENTIVE PLAN
EXERCISE NOTICE
Omrix Biopharmaceuticals, Inc.
630 Fifth Avenue
New York, New York 10111
Attention: General Counsel
     1. Exercise of Option. Effective as of today,                                         , 200                    , the undersigned (“Purchaser”) hereby elects to purchase                                 shares (the “Shares”) of the Stock of Omrix Biopharmaceuticals, Inc. (the “Company”) under and pursuant to the Omrix Biopharmaceuticals, Inc. 2006 Equity Incentive Plan (the “Plan”) and the Non-Qualified Stock Option Agreement dated                                          (the “Award Agreement’’). The per share purchase price for the Shares shall be $                                        , as required by the Award Agreement.
     2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.
     3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.
     4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance.

Submitted by:	Accepted by:

PURCHASER:	OMRIX BIOPHARMACEUTICALS,
INC.

Signature

By

Print Name

Its

Date Received

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